UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 2, 2023

Date of Report (Date of earliest event reported)

HHG Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40820	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Commonwealth Lane #03-20, Singapore	149544
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6659 1335

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units	HHGCU	NASDAQ Capital Market
Ordinary Shares	HHGC	NASDAQ Capital Market
Warrants	HHGCW	NASDAQ Capital Market
Rights	HHGCR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

HHG Capital Corporation, a British Virgin Islands business company (“HHGC”), Perfect Hexagon Group Limited, a British Virgin Islands business company (“PHGL”), and their respective directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of HHGC ordinary shares in respect of the proposed transaction described herein. Information about HHGC’s directors and executive officers and their ownership of HHGC’s ordinary shares is set forth in HHGC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”) and the final prospectus dated September 21, 2021 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) in connection with the initial public offering of HHGC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the proposed transactions described herein, HHGC and Perfect Hexagon Holdings Limited , a Cayman Islands exempted company and wholly owned subsidiary of HHGC (“Purchaser”), will file relevant materials with the SEC, including a registration statement on Form F-4 (the “Registration Statement”), which Registration Statement will also include a proxy statement of HHGC. Promptly after the Registration Statement is declared effective, HHGC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITYHOLDERS OF HHGC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HHGC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HHGC, PHGL AND THE PROPOSED TRANSACTION. The Registration Statement, definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by HHGC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to HHG Capital Corporation, 1 Commonwealth Lane, #03-20, Singapore, 149544.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) among HHGC, Purchaser, Perfect Acquisitions Limited (“Merger Sub”), and PHGL, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company and the expected timing of the Merger. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on HHGC and PHGL managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against HHGC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger, including due to the failure to obtain approval of HHGC’s shareholders or to satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by HHGC’s shareholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of PHGL as a result of the announcement and consummation of the Merger; (8) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (9) costs related to the Merger; (10) changes in applicable laws or regulations; (11) the possibility that PHGL or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the availability of capital and PHGL estimates of expenses; (13) changes in the assumptions underlying PHGL’s expectations regarding its future business or business model; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by HHGC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by HHGC.

A further list and description of risks and uncertainties can be found in the Form 10-K and in the Registration Statement that will be filed with the SEC by HHGC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Any forward-looking statement made by us in this Current Report is based only on information currently available to HHGC and PHGL and speaks only as of the date on which it is made. HHGC and PHGL undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 1.01. Entry Into a Material Definitive Agreement

The Merger Agreement

On August 2, 2022, HHG Capital Corporation, a Delaware corporation (“HHGC” or “Parent”), entered into an agreement and plan of merger (the “Merger Agreement”) with Perfect Hexagon Holdings Limited, a British Virgin Islands business company and wholly owned subsidiary of the Parent (“Purchaser”), Perfect Acquisitions Limited, a British Virgin Islands business company and wholly owned subsidiary of Purchaser (“Merger Sub”), and Perfect Hexagon Group Limited, a British Virgin Islands business company (the “Company” or “PHGL”). Upon the closing of the transactions contemplated by the Merger Agreement, (a) HHGC will be merged with and into Purchaser (the “Reincorporation Merger”), with Purchaser surviving the Reincorporation Merger, and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving the Acquisition Merger as a direct wholly owned subsidiary of Purchaser (collectively, the “Merger” or the “Business Combination”). Following the Business Combination, Purchaser will be a publicly traded company listed on a stock exchange in the United States. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Merger Agreement.

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Consideration

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid at the closing of the Business Combination to existing shareholders of the Company is $990,000,000 (the “Merger Consideration”), which will be paid in 99,000,000 newly issued ordinary shares of the Purchaser at a deemed price of $10.00 per share.

The Closing

The parties have agreed that the closing of the Business Combination shall occur no later than December 31, 2023 (the “Outside Date”). The Outside Date may be extended upon the written agreement of the parties.

Representations and Warranties

In the Merger Agreement, the Company and its subsidiaries make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate existence and power of the Company and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement and additional agreements thereto (the “Additional Agreements”); (d) absence of conflicts; (e) capital structure; (f) accuracy of the list of each subsidiary of the Company; (g) accuracy of corporate records of the Company and its subsidiaries; (h) required consents and approvals; (i) financial information; (j) books and records and internal accounting controls; (k) absence of certain changes or events; (l) title to assets and properties; (m) litigation threatened against or affecting the Company and its subsidiaries ; (n) material contracts; (o) material licenses and permits; (p) compliance with laws; (q) intellectual property; (r) customers and suppliers; (s) accounts receivable and payable and loans; (t) employee benefits; (u) employee and labor matters; (v) withholding of obligations of the Company and its subsidiaries applicable to its employees; (w) real property; (x) tax matters; (y) environmental laws; (z) finders fees; (aa) powers of attorney and suretyships; (bb) directors and officers; (cc) international trade matters and anti-bribery compliance; (dd) that the Company is not an investment company; (ee) insurance; and (ff) affiliate transactions.

In the Merger Agreement, Parent, Purchaser and Merger Sub (collectively with Parent and Purchaser, the “Parent Parties”) make certain representations and warranties relating to, among other things: (a) proper corporate existence and power; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) no need for governmental authorization for the execution, delivery or performance of the Merger Agreement and Additional Agreements; (d) absence of conflicts; (e) finders fees; (f) issuance of merger consideration shares; (g) capital structure; (h) information supplied; (i) minimum trust fund amount; (j) validity of Nasdaq Stock Market listing; (k) that Parent is a publicly-held company subject to reporting obligations; (l) board approval; (m) SEC filing requirements and financial statements; (n) litigation threatened against or affecting the Parent Group; (o) compliance with money laundering laws; (p) OFAC-related representations and warranties; (q) that Parent is not an investment company; and (r) tax matters.

Conduct Prior to Closing; Covenants Pending Closing

Each of PHGL and Parent has agreed to, and cause its subsidiaries to, operate its respective business in the ordinary course, consistent with past practice, prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

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The Merger Agreement also contains customary closing covenants.

General Conditions to Closing

Consummation of the Merger Agreement and the Business Combination is conditioned on, among other things, (a) no provisions of any applicable law and no order prohibiting or preventing the consummation of the closing; (b) there not being any action brought by a United States or non-United States government entity, body or authority to enjoin or otherwise restrict the consummation of the closing; (c) all consents, approvals and filings with and notices to any United States or non-United States government entity, body or authority required to consummate the transactions contemplated by the Merger Agreement shall have been made or obtained; (d) the Merger Agreement, each of the Additional Agreements and the transactions contemplated thereby, having been duly authorized and approved by the shareholders of the Company; (e) the Merger Agreement, each of the Additional Agreements and the transactions contemplated thereby, having been duly authorized and approved by the shareholders of Purchaser; (f) all required filings under any applicable anti-trust laws shall have been made and any applicable waiting period shall have been completed; (g) as of the closing, the Purchaser shall have at least $5,000,001 in net tangible assets; (h) the initial listing application with Nasdaq in connection with the transactions contemplated by the Merger Agreement having been conditionally approved, the Company having satisfied any applicable initial and continuing listing requirements of Nasdaq, the Company having not received any notice of noncompliance therewith, and the shares issued as Merger Consideration having been approved for listing on Nasdaq; (i) the SEC having declared the Registration Statement effective, and no stop order suspending the effectiveness of the Registration Statement or any part thereof having been issued; and (j) the Reincorporation Merger having been consummated and the applicable certificates having been filed in the appropriate jurisdictions.

Parent Parties’ Conditions to Closing

The obligations of the Parent Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are, subject to waiver by the Parent Parties, conditioned upon each of the following, among other things: (a) the Company and its subsidiaries having complied with all of the obligations under the Merger Agreement in all material respects; (b) the representations and warranties of the Company and its subsidiaries being true on and as of the date of the Merger Agreement and closing date of the transactions in all material respects; (c) there having been no material adverse effect to the Company and its subsidiaries; (d) the Company having delivered an officer’s certificate as to the accuracy of (a)-(c) of this paragraph; (e) the Parent Parties having received duly executed opinions from the Company’s British Virgin Islands counsel in form and substance reasonably satisfactory to the Parent Parties; (f) executed copies of the Additional Agreements to which the Company is a party; (g) the Parent Parties having received copies of third party consents; (h) certain assets having been legally transferred to the Company or a subsidiary; and (j) the Company having completed a reorganization.

The Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are, subject to waiver by the Company, conditioned upon each of the following, among other things: (a) the Parent Parties complying with all of their obligations under the Merger Agreement in all material respects; (b) the representations and warranties of the Parent Parties being true on and as of the date of the Merger Agreement and closing date of the transactions in all material respects; (c) there having been no material adverse effect to the Parent Parties; (d) the Parent Parties shall have delivered an officer’s certificate as to the accuracy of (a)-(c) of this paragraph; (e) the Parent Parties shall have delivered a secretary’s certificate attaching true, correct and complete copies of (i) the organizational documents of the Purchaser, (ii) copies of resolutions duly adopted by the board of directors of the Parent Parties authorizing the Merger Agreement, each of the Additional Agreements and the transactions contemplated thereby, and confirmation of the same having been duly authorized and approved by the shareholders of Purchaser; and (iii) a recent certificate of good standing of the Purchaser; and (f) executed copies of the Additional Agreements to which the Parent Parties are a party.

Board of Directors of Surviving Corporation

Pursuant to the terms of the Merger Agreement, immediately after the closing, the Purchaser’s board of directors shall consist of five directors, of whom one individual will be designated by Parent and of whom four individuals will be designated by the Company. At least three of the four Company designees shall be deemed independent in accordance with Nasdaq requirements.

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Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the closing by:

●	mutual written consent of the Parent and the Company duly authorized by each of their respective boards of directors;

●	each party if (a) on or after the Outside Date, if the Merger shall not have been consummated prior to the Outside Date; provided, however, that if an Extension Amendment shall be in effect, the Outside Date shall be the Extension Date, provided that no material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement shall have occurred or have been made; (b) if any Order having the effect set forth in Section 9.1 of the Merger Agreement shall be in effect and shall have become final and non-appealable; provided, however, that such Order was not due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement; or (c) if any of the Parent Shareholder Approval Matters shall fail to receive the Required Parent Shareholder Approval for approval at the Parent Shareholder Meeting;

●	each party if a governmental authority shall have issued an order or enacted a law having the effect of permanently restraining, enjoining or otherwise prohibiting either the Redomestication Merger or the Acquisition Merger, which order or law is final and non-appealable, the Parent Parties or the Company shall have the right, at its sole option, to terminate without liability to the other party, provided that no material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement shall have occurred or have been made;

●	the Parent, if (a) any of the representations or warranties of the Company shall not be true and correct, or if the Company has failed to perform any covenant or agreement which, if capable of being cured is not cured (or waived by the Parent Parties) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Company, provided that the Parent Parties are not in breach of the Merger Agreement at such time, or (b) if the Requisite Company Vote shall not have been obtained within five (5) Business Days of the delivery to Parent shareholders of the Proxy Statement;

●	the Company, if any of the representations or warranties of the Parent Parties shall not be true and correct, or if the Parent Parties has failed to perform any covenant or agreement which, if capable of being cured is not cured (or waived by the Parent Parties) by the earlier of (i) the Outside Date or (ii) 20 days after written notice thereof is delivered to the Company, provided that the Parent Parties are not in breach of the Merger Agreement at such time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Additional Agreements at the Signing of the Merger Agreement

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain holders of HHGC ordinary shares entered into a support agreement (the “Sponsor Support Agreement”), pursuant to which such holders agreed to, among other things, approve the Merger Agreement and the proposed Business Combination.

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The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit B to the Merger Agreement and Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional Agreements to be Executed at Closing

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, parties will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), which provides certain demand registration rights and piggyback registration rights to the securityholders. Purchaser will agree to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit C to the Merger Agreement and Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Lock-Up Agreements

At the closing of the Business Combination, certain holders of Company ordinary shares will execute lock-up agreements (the “Lock-up Agreements”). Pursuant to the Lock-Up Agreements such holders shall agree, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any Purchaser ordinary shares held by them (such shares, together with any securities convertible into or exchangeable for or representing the rights to receive Purchaser ordinary shares if any, acquired during the Lock-Up Period (as defined below), are collectively referred to as the “Lock-up Shares”), (ii) enter into a transaction that would have the same effect, (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise or engage in any short sales or other arrangement with respect to the Lock-Up Shares or (iv) publicly announce any intention to effect any transaction specified in clause (i) or (ii), in each case until the date that is twelve (12) months after the closing date of the Business Combination (the “Lock-Up Period”).

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a form of which is included as Exhibit D to the Merger Agreement and Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On August 3, 2023, HHGC and PHGL issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act , or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
2.1*	Merger Agreement dated August 2, 2023 by and between HHGC, Purchaser, Merger Sub, and PHGL.
10.1	Sponsor Support Agreement dated August 2, 2023 by and among HHGC and certain holders of HHGC ordinary shares..
10.2	Form of Registration Rights Agreement.
10.3	Form of Lock-Up Agreement
99.1	Press Release dated August 3, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2023	HHG Capital Corporation

	By:	/s/ Chee Shiong (Keith) Kok
	Name:	Chee Shiong (Keith) Kok
	Title:	Chief Executive Officer

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